SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: July 29, 1999
                       (Date of earliest event reported)





                        AMERICAN RESIDENTIAL EAGLE, INC.
             (Exact Name of Registrant as Specified in its Charter)



 Delaware                        333-70189                33-0787975
 ----------------------------    ---------                --------------------
 (State or Other Jurisdiction    (Commission              (I.R.S. Employer
  of Incorporation)               File Number)             Identification No.)

 445 Marine View Avenue
 Suite 100
 Del Mar, California                                      10167
--------------------                                      ----------
 (Address of Principal                                    (Zip Code)
 Executive Offices)

      Registrant's telephone number, including area code: (619) 259-6082

                                   No Change
            --------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-70189) pursuant to which the Registrant registered Asset-Backed Securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated March 18, 1999, and the related Prospectus Supplement, dated July 21, 1999 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered American Residential Eagle Bond Trust 1999-2 Collateralized Home Equity Bonds, Class A-1 and Class A-2, Series 1999-2 (the "Bonds"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

     The Bonds will be issued pursuant to an Indenture (the "Indenture"), dated as of July 1, 1999, by and between the American Residential Eagle Bond Trust 1999-2 (the "Issuer") and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

     Norwest Bank Minnesota, National Association, (the "Master Servicer"), will perform master servicing of the Mortgage Loans, including all collection, reporting and advancing obligations, pursuant to a Master Servicing Agreement (the "Master Servicing Agreement"), dated of July 1, 1999, by and among the Master Servicer, the Issuer and the Indenture Trustee. The Master Servicing Agreement is filed herewith as Exhibit 10.1.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

Exhibit No.       Description

4.1               Indenture; and

10.1              Master Servicing Agreement.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN RESIDENTIAL EAGLE, INC.



                                 By:/s/ Jay M. Fuller
                                    --------------------------
                                         Name:  Jay M. Fuller
                                         Title:  President



Dated:  August 19, 1999



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                                 EXHIBIT INDEX



Exhibit No.                     Description                            Page No.


         4.1   Indenture

         10.1  Master Servicing Agreement